U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: December 24, 2001



                              HADRO RESOURCES, INC.
        (Exact Name of Small Business Issuer as Specified in its Charter)

                                     NEVADA
              (State or other Jurisdiction as Specified in Charter)



        00-25579                                         87-0571853
(Commission file number)                    (I.R.S. Employer Identification No.)



                                 50 West Liberty
                                    Suite 880
                               Reno, Nevada 89501
                    (Address of Principal Executive Offices)

                                 (702) 433-5250
                           (Issuer's telephone number)

Items 1 through 4 and 6 not applicable.

Item 5. Other Events.

General

     Hadro Resources, Inc., a Nevada corporation (the "Company") is a natural resources exploration company primarily engaged in the acquisition, exploration and development of oil and natural gas properties within the United States and internationally. By agreement dated May 31, 2001 and effective August 29, 2001, between the Company and U. S. Oil and Gas Resources, Inc., a public corporation organized under the laws of British Columbia, Canada ("U.S. Oil & Gas"), the Company acquired from U. S. Oil & Gas three registered operating subsidiaries as follows: Oakhill Energy Inc., Thor Energy Inc. and O.J. Oil & Gas Inc (the "Operating Subsidiaries"). In consideration for these acquisitions, the Company issued to U. S. Oil & Gas 10,000,000 shares of its restricted common stock, assumed a loan on behalf of U.S. Oil & Gas of $78,203, and issued to Vaughn Barbon 500,000 shares of its restricted common stock as a finder's fee.

     The Operating Subsidiaries hold approximately 3,000 acres of oil and gas leases located in the State of Oklahoma and approximately 14 gas and 15 oil wells at various levels of production in additional to untapped areas for future development.

     The pro-forma consolidation statements of operations have been prepared to show the effect of the acquisition of the Operating Subsidiaries as if they had occurred at the beginning of each of the year ended December 31, 2000 and the nine-month period ended September 30, 2001 (prepared based on the respective Operating Subsidiaries' statements of operations). The unaudited pro-forma consolidated statements of operations of the Company and the respective financial statements for each of the Operating Subsidiaries have been attached as exhibits.

Item 7. Financial Statements and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

          1.   Oak Hills Energy, Inc.
               a.   Auditor's Report.
               b.   Statements of Operations.
               c.   Balance Sheets.
               d.   Statements of Stockholders' Equity.
               e.   Statements of Cash Flows.
               f.   Notes to Financial Statements.

          2.   O.J. Oil and Gas Co., Inc.
               a.   Auditor's Report.
               b.   Statements of Operations.
               c.   Balance Sheets
               d.   Statements of Stockholders' Equity
               e.   Statements of Cash Flows.
               f.   Notes to Financial Statements.

          3.   Thor Energy, Inc.
               a.   Auditor's Report.
               b.   Statements of Operations.
               c.   Balance Sheets.
               d.   Statements of Stockholders' Equity.
               e.   Statements of Cash Flows.
               f.   Notes to Financial Statements.

     (b)  Pro Forma Financial Information.

          1.   Pro-Forma Consolidated Statements of Operations (unaudited).
               a.   Introduction.
               b.   Pro-Forma Consolidated Statements of Operations.
               c.   Notes to Pro-Forma Consolidated Statements of Operations.

     (c)  Exhibits.

          10.1 Consent of Bedford Curry & Co. dated December 22, 2001.



                                   SIGNATURES

     In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            HADRO RESOURCES, INC.


Date:  December 24, 2001                    By: /s/ Grant Atkins
                                            --------------------
                                            Grant Atkins, President

                           FINANCIAL STATEMENTS


                           OAK HILLS ENERGY, INC.

                           HOLDENVILLE, OKLAHOMA, USA

                           JUNE 30, 2001 AND 2000











                           1.  AUDITORS' REPORT

                           2.  STATEMENTS OF OPERATIONS

                           3.  BALANCE SHEETS

                           4.  STATEMENTS OF STOCKHOLDER'S EQUITY

                           5.  STATEMENTS OF CASH FLOWS

                           6.  NOTES TO FINANCIAL STATEMENTS

                               BEDFORD CURRY & CO.
                              CHARTERED ACCOUNTANTS


                                                         MICHAEL J. BEDFORD INC.

                                AUDITORS' REPORT






To the Shareholder and Directors of Oak Hills Energy, Inc.

We have audited the balance sheets of Oak Hills Energy, Inc. as at June 30, 2001 and 2000 and the statements of operations, stockholder's equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with United States generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at June 30, 2001 and 2000 and the results of its operations and its cash flows and the changes in stockholder's equity for the years then ended in accordance with United States generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has not generated sufficient cash flows from operations and has suffered operating losses since inception. These conditions raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




                                                    /s/ BEDFORD CURRY & CO.
                                                    -----------------------
Vancouver, British Columbia, Canada                 BEDFORD CURRY & CO.
November 7, 2001                                    CHARTERED ACCOUNTANTS

Oak Hills Energy, Inc.

STATEMENTS OF EARNINGS AND DEFICIT


Years ended June 30, 2001 and 2000                                 U.S. Dollars


                                                      2001               2000
                                                   ---------          ---------
REVENUE

Administration fees                                $ 123,300            169,500
Other income                                          14,403              2,526
                                                   ---------          ---------

                                                     137,703            172,026

EXPENSES

Employee wages and benefits                           57,410             98,635
Finance charges                                       53,660               --
Bad debts                                             43,511               --
Vehicle                                               21,051             16,312
Office and miscellaneous                              18,096             19,572
Telephone and utilities                               17,385             22,171
Repairs and maintenance                                6,544              4,922
Accounting and legal                                   4,647                480
                                                   ---------          ---------

                                                     222,304            162,092
                                                   ---------          ---------

NET EARNINGS (LOSS)                                  (84,601)             9,934

Deficit, beginning of year                            (3,297)           (13,231)
                                                   ---------          ---------

DEFICIT, end of year                               $ (87,898)            (3,297)
                                                   =========          =========

Oak Hills Energy, Inc.

BALANCE SHEETS


June 30, 2001 and 2000                                             U.S. Dollars


                                                        2001            2000
                                                    -----------     -----------
ASSETS

Current
    Cash                                            $     3,142           4,655
    Accounts receivable                                  11,111          37,375
                                                    -----------     -----------

                                                         14,253          42,030


Amounts due from related companies [Note 3]           1,262,582         955,575
Property [Note 4]                                       260,000         260,000
                                                    -----------     -----------

                                                    $ 1,536,835       1,257,605
                                                    ===========     ===========


LIABILITIES

Current
    Accounts payable                                $   308,001         262,941

Amount due to a related company [Note 3]              1,316,712         997,941
                                                    -----------     -----------

                                                      1,624,713       1,260,882
SHAREHOLDERS' EQUITY

Share capital [Note 5]                                       20              20
Deficit                                                 (87,898)         (3,297)
                                                    -----------     -----------

                                                        (87,878)         (3,277)
                                                    -----------     -----------

                                                    $ 1,536,835       1,257,605
                                                    ===========     ===========



APPROVED ON BEHALF OF THE BOARD:


-----------------------------------          -----------------------------------
Director                                     Director

Oak Hills Energy, Inc.

STATEMENTS OF STOCKHOLDER'S EQUITY


June 30, 2001 and 2000                                             U.S. Dollars


                                     Common Stock
                                 --------------------   Accumulated
                                  Number    Par value     Deficit       Total
                                 --------   ---------     --------     --------

Balance,  June 30, 1999             2,000    $     20     $(13,231)    $(13,211)

2000
Net earnings                         --          --          9,934        9,934
                                 --------    --------     --------     --------

Balance, June 30, 2000              2,000          20       (3,297)      (3,277)

2001
Net loss                             --          --        (84,601)     (84,601)
                                 --------    --------     --------     --------

                                    2,000    $     20     $(87,898)    $(87,878)
                                 ========    ========     ========     ========

Oak Hills Energy, Inc.

STATEMENTS OF CASH FLOWS


Years ended June 30, 2001 and 2000                                 U.S. Dollars


                                                          2001          2000
                                                        ---------     ---------

OPERATIONS

Net earnings (loss)                                     $ (84,601)        9,934

Changes in non-cash working capital items:
    Decrease (increase) in accounts receivable             26,264       (21,912)
    Increase (decrease) in accounts payable                45,060      (349,461)
                                                        ---------     ---------

                                                          (13,277)     (361,439)
FINANCING

Decrease in amounts due from related parties               11,764       602,572

INVESTING

Purchase of petroleum and natural gas property               --        (260,000)
                                                        ---------     ---------

Decrease in cash                                           (1,513)      (18,867)

Cash, beginning of year                                     4,655        23,522
                                                        ---------     ---------

CASH, end of year                                       $   3,142         4,655
                                                        =========     =========

Oak Hills Energy, Inc.

NOTES TO FINANCIAL STATEMENTS


Years ended June 30, 2001                                           U.S. Dollars


1.   NATURE OF OPERATIONS
--------------------------------------------------------------------------------

Oak Hills Energy, Inc., was incorporated in Oklahoma, U.S.A. on March 20, 1996.

The Company is an oil and gas operating company providing management and administrative services, primarily in Oklahoma, U.S.A.

The Company is in the process of developing its business and at June 30, 2001 had a working capital deficiency of $293,748 (2000: $(220,911) working capital) and incurred an operating loss of $84,601 (2000: $9,934 earnings) for the year then ended. The Company's ability to continue its operations and to realize assets at their carrying values is dependent upon the continued support of its shareholders, obtaining additional financing and generating revenues sufficient to cover its operating costs.


2.   SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

Revenue recognition - The Company recognizes administrative fees when the services have been provided and the amounts have been billed.

Petroleum and natural gas properties - The Company employs the full cost method of accounting for petroleum and natural gas properties whereby all costs relating to exploration and development of reserves are capitalized into geographical cost centres. Such costs include land acquisition costs, geological and geophysical costs, costs of drilling both productive and non-productive wells and related overhead.

Capitalized costs, excluding costs relating to unproven properties, are depleted using the unit-of-production method based on estimated proven reserves, as prepared by an independent engineer. For the purposes of the depletion calculation, proven reserves are converted to a common unit of measure on the basis of their approximate relative energy content.

In applying the full-cost method, the company performs a ceiling test to ensure that capitalized costs net of accumulated depletion do not exceed the estimated future net revenues from production of proven reserves. The carrying value of the properties is compared annually to estimated future net cash flows from production or proven reserves. Future net cash flow is estimated using discounted value of future net revenues from proven reserves, based on current prices and costs, less estimated future site restoration costs, general and administrative expenses, financing costs and income taxes.

Proceeds on disposal of properties are normally applied as a reduction of the capitalized costs without recognition of a gain or loss, except where such a disposal would alter the depletion rate by 20% or more.

Income taxes - Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes that enactment date.

Oak Hills Energy, Inc.

NOTES TO FINANCIAL STATEMENTS continued


Years ended June 30, 2001                                           U.S. Dollars


2.   SIGNIFICANT ACCOUNTING POLICIES (continued)
--------------------------------------------------------------------------------

Financial instruments - The Company's financial instruments consist of cash, accounts receivable, amounts due from (to) related companies and accounts payable.

The amounts due from (to) related companies are interest free. It is management's opinion that the Company is not exposed to significant interest or credit risks on its other financial instruments. The fair values of the Company's financial instruments approximate their carrying values, unless otherwise noted.

Use of estimates in the preparation of financial statements - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reporting period. Actual results could differ from those estimates.

Recent pronouncements - The Company has adopted the Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities. This statement, as amended by SFAS No. 137 and SFAS No. 138, establishes standards of accounting for and disclosures of derivative instruments and hedging activities. This statement requires all derivative instruments to be carried on the balance sheet at fair value. The impact of the adoption of FASB 133 on the Company's financial statements was insignificant.

In July 2001, the Financial Accounting Standards Board issued SFAS No. 142, "Goodwill and Other Intangible Assets," which requires that goodwill not be amortized under any circumstance and only is reduced if it is found to be impaired. SFAS No. 142 is effective for fiscal years beginning after December 15, 2001, but earlier adoption is permissible under certain circumstances. The adoption of SFAS No. 142 is not expected to have any impact on the Company's financial statements.


3.   AMOUNTS DUE FROM (TO) RELATED COMPANIES
--------------------------------------------------------------------------------

The amounts due to the following affiliated companies have no terms of repayment and are non-interest bearing.

                                                      2001             2000
                                                   -----------      -----------

Due from Thor Energy, Inc.                         $   708,637          524,714
Due from O.J. Oil and Gas Co., Inc.                    553,945          430,861
                                                   -----------      -----------

                                                   $ 1,262,582          955,575
                                                   ===========      ===========


Due to U.S. Oil and Gas Resources Inc.             $(1,316,712)        (997,941)
                                                   ===========      ===========

Oak Hills Energy, Inc.

NOTES TO FINANCIAL STATEMENTS continued


Years ended June 30, 2001                                           U.S. Dollars


4.   PROPERTY
--------------------------------------------------------------------------------

                                                Accumulated     Net Book Value
                                               Depletion and -------------------
                                         Cost   Depreciation   2001       2000
                                       -------- ------------ --------   --------

Petroleum and natural gas properties   $260,000       --      260,000    260,000
                                       ========   ========   ========   ========


5.   SHARE CAPITAL
--------------------------------------------------------------------------------

The Company has authorized share capital of 2,000 common shares with a par value of $0.01. There are 2,000 (2000: 2,000) common shares issued and outstanding.


6.   RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------

The Company had the following related party transactions:

(a) During the year the Company earned $104,700 (2000: $144,300) in administrative fees from its corporate shareholders, O.J. Oil and Gas Co.,Inc and Thor Energy, Inc.

(b)  The company is indebted to affiliated companies as described in Note 3.


7.   INCOME TAXES
--------------------------------------------------------------------------------

The Company has tax loss carryforwards that may be offset against future taxable income. No tax benefit has been reported in the financial statements as the Company believes the carryforwards will expire unused. Accordingly, the potential tax benefits of the tax losses has been offset by a valuation allowance of the same amount.

                           FINANCIAL STATEMENTS


                           O.J. OIL AND GAS CO., INC.

                           HOLDENVILLE, OKLAHOMA, USA

                           JUNE 30, 2001 AND 2000











                           1.  AUDITORS' REPORT

                           2.  STATEMENTS OF OPERATIONS

                           3.  BALANCE SHEETS

                           4.  STATEMENTS OF STOCKHOLDER'S EQUITY

                           5.  STATEMENTS OF CASH FLOWS

                           6.  NOTES TO FINANCIAL STATEMENTS

                               BEDFORD CURRY & CO.
                              CHARTERED ACCOUNTANTS

                                                         MICHAEL J. BEDFORD INC.


                                AUDITORS' REPORT






To the Shareholder and Directors of O.J. Oil and Gas Co., Inc.

We have audited the balance sheets of O.J. Oil and Gas Co., Inc. as at June 30, 2001 and 2000 and the statements of operations, stockholder's equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with United States generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at June 30, 2001 and 2000 and the results of its operations and its cash flows and the changes in stockholder's equity for the years then ended in accordance with United States generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has not generated sufficient cash flow from operations and has suffered operating losses since inception. These conditions raise substantial doubt about it's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




                                                 /s/ BEDFORD CURRY & CO.
                                                 -----------------------
Vancouver, British Columbia, Canada              BEDFORD CURRY & CO.
October 26, 2001                                 CHARTERED ACCOUNTANTS


O.J. Oil and Gas Co., Inc.

STATEMENTS OF EARNINGS AND DEFICIT


Years ended June 30, 2001 and 2000                                          U.S. Dollars


                                                                 2001           2000
                                                              -----------    -----------
REVENUE

Oil and gas                                                   $   365,275        308,411

EXPENSES

Oil and gas production                                            412,107        345,059
Depletion and depreciation                                         99,031        419,580
Interest                                                            4,547         33,063
                                                              -----------    -----------

                                                                  515,685        797,702
                                                              -----------    -----------

Loss before other items                                          (150,410)      (489,291)

OTHER ITEMS

Loss on disposition of petroleum and natural gas properties      (241,295)      (238,263)
Provision for loss on marketable securities                       (20,600)       (37,532)
                                                              -----------    -----------

NET LOSS                                                         (412,305)      (765,086)

Deficit, beginning of year                                     (3,848,763)    (3,083,677)
                                                              -----------    -----------

DEFICIT, end of year                                          $(4,261,068)    (3,848,763)
                                                              ===========    ===========




O.J. Oil and Gas Co., Inc.

BALANCE SHEETS


June 30, 2001 and 2000                                             U.S. Dollars


                                                       2001            2000
                                                    -----------     -----------
ASSETS

Current
    Cash                                            $     2,267             556
    Marketable securities                                13,200          33,800
                                                    -----------     -----------

                                                         15,467          34,356

Property and equipment [Note 3]                       1,158,004       1,698,330
                                                    -----------     -----------

                                                    $ 1,173,471       1,732,686
                                                    ===========     ===========


LIABILITIES

Current
    Current portion of bank loans [Note 4]          $    29,767         130,290

Bank loans [Note 4]                                        --           135,120
Due to related parties [Note 5]                       5,404,769       5,316,036
                                                    -----------     -----------

                                                      5,434,536       5,581,446
SHAREHOLDERS' EQUITY

Share capital [Note 6]                                        3               3
Deficit                                              (4,261,068)     (3,848,763)
                                                    -----------     -----------

                                                     (4,261,065)     (3,848,760)
                                                    -----------     -----------

                                                    $ 1,173,471       1,732,686
                                                    ===========     ===========



APPROVED ON BEHALF OF THE BOARD:


-----------------------------------          -----------------------------------
Director                                     Director




O.J. Oil and Gas Co., Inc.

STATEMENTS OF STOCKHOLDER'S EQUITY


June 30, 2001 and 2000                                               U.S. Dollars


                                Common Stock
                          -------------------------    Accumulated
                             Number      Par value       Deficit         Total
                          -----------   -----------    -----------    -----------

Balance,  June 30, 1999           250   $         3    $(3,083,677)   $(3,083,674)

2000
Net loss                         --            --         (765,086)      (765,086)
                          -----------   -----------    -----------    -----------

Balance, June 30, 2000            250             3     (3,848,763)    (3,848,760)

2001
Net loss                         --            --         (412,305)      (412,305)
                          -----------   -----------    -----------    -----------

                                  250   $         3    $(4,261,068)   $(4,261,065)
                          ===========   ===========    ===========    ===========





O.J. Oil and Gas Co., Inc.

STATEMENTS OF CASH FLOWS


Years ended June 30, 2001 and 2000                                           U.S. Dollars


                                                                      2001        2000
                                                                   ---------    ---------
OPERATIONS

Net loss                                                           $(412,305)    (765,086)
Items not involving cash:
    Loss on disposition of petroleum and natural gas properties      241,295      238,263
    Depreciation and depletion                                        99,031      419,580
    Provision for loss on marketable securities                       20,600       37,532
                                                                   ---------    ---------

                                                                     (51,379)     (69,711)
Changes in non-cash working capital items:
    Increase (decrease) in accounts receivable                          --         25,000
                                                                   ---------    ---------

                                                                     (51,379)     (44,711)
FINANCING

Decrease in amounts due to related parties                            88,733      133,211
Reduction in bank loans                                             (235,643)     (36,346)
                                                                   ---------    ---------

                                                                    (146,910)      96,865
INVESTING


Proceeds on disposition of  petroleum and natural gas properties     200,000         --
Acquisition of property and equipment                                   --        (51,997)
                                                                   ---------    ---------

                                                                     200,000      (51,997)
                                                                   ---------    ---------

Increase in cash                                                       1,711          157

Cash, beginning of year                                                  556          399
                                                                   ---------    ---------

CASH, end of year                                                  $   2,267          556
                                                                   =========    =========


O.J. Oil and Gas Co., Inc.

NOTES TO FINANCIAL STATEMENTS


Years ended June 30, 2001 and 2000                                  U.S. Dollars


1.   NATURE OF OPERATIONS
--------------------------------------------------------------------------------

O.J. Oil and Gas Co., Inc. was incorporated in Oklahoma, USA on November 5, 1993. The Company is a 100% owned subsidiary of a U.S. Oil and Gas Resources Inc, a Canadian public company listed on the Canadian Venture Exchange.

The Company is engaged in the petroleum and natural gas industry primarily in Oklahoma, USA.

The Company is in the process of developing its oil and gas properties and at June 30, 2001 and 2000 had a working capital deficiency of $14,300 (2000:
$95,934) and incurred an operating loss of $412,305 (2000: $765,086) for the year then ended. The Company's ability to continue its operations and to realize assets at their carrying values is dependent upon the continued support of its shareholders, obtaining additional financing and generating revenues sufficient to cover its operating costs.


2.   SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

The Company's financial statements are prepared in accordance with generally accepted accounting principles in the United States of America.

Petroleum and natural gas properties - The Company employs the full cost method of accounting for petroleum and natural gas properties whereby all costs relating to exploration and development of reserves are capitalized into geographical cost centres. Such costs include land acquisition costs, geological and geophysical costs, costs of drilling both productive and non-productive wells and related overhead.

Capitalized costs, excluding costs relating to unproven properties, are depleted using the unit-of-production method based on estimated proven reserves, as prepared by an independent engineer. For the purposes of the depletion calculation, proven reserves are converted to a common unit of measure on the basis of their approximate relative energy content.

In applying the full-cost method, the company performs a ceiling test to ensure that capitalized costs net of accumulated depletion do not exceed the estimated future net revenues from production of proven reserves. The carrying value of the properties is compared annually to estimated future net cash flows from production or proven reserves. Future net cash flow is estimated using discounted value of future net revenues from proven reserves, based on current prices and costs, less estimated future site restoration costs, general and administrative expenses, financing costs and income taxes.

Proceeds on disposal of properties are normally applied as a reduction of the capitalized costs without recognition of a gain or loss, except where such a disposal would alter the depletion rate by 20% or more.

O.J. Oil and Gas Co., Inc.

NOTES TO FINANCIAL STATEMENTS continued


Years ended June 30, 2001 and 2000                                  U.S. Dollars


2.   SIGNIFICANT ACCOUNTING POLICIES (continued)
--------------------------------------------------------------------------------

Revenue recognition - The Company recognizes oil and gas revenue when product is shipped to, or collected, by customers.

Marketable securities - The Company records portfolio investments in marketable securities at market value, which is lower than cost.

Leasehold Improvements - Leasehold improvements are recorded at cost and depreciated over five years on a straight line basis.

Equipment - Equipment is recorded at cost and depreciated over its estimated life using the declining balance method at the following rates:
                      Computer equipment              30%
                      Office equipment                20%

One half of the above rates is applied in the year of acquisition.

Income taxes - Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes that enactment date.

Financial instruments - The Company's financial instruments consist of cash, marketable securities, accounts payable, bank loans and amounts due to related parties.

It is management's opinion that the Company is not exposed to significant interest or credit risks on its financial statements. Marketable securities are carried at fair value, which is less than cost. The fair value of the bank loans approximates their carrying value due to the cost of borrowing approximating the market rate for similar borrowing. The fair values of the Company's other financial instruments approximate their carrying values, unless otherwise noted.

Use of estimates in the preparation of financial statements - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reporting period. Actual results could differ from those estimates.

Recent pronouncements - The Company has adopted the Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities. This statement, as amended by SFAS No. 137 and SFAS No. 138, establishes standards of accounting for and disclosures of derivative instruments and hedging activities. This statement requires all derivative instruments to be carried on the balance sheet at fair value. The impact of the adoption of FASB 133 on the Company's financial statements was insignificant.

O.J. Oil and Gas Co., Inc.

NOTES TO FINANCIAL STATEMENTS continued


Years ended June 30, 2001 and 2000                                  U.S. Dollars


2.   SIGNIFICANT ACCOUNTING POLICIES (continued)
--------------------------------------------------------------------------------

In July 2001, the Financial Accounting Standards Board issued SFAS No. 142, "Goodwill and Other Intangible Assets," which requires that goodwill not be amortized under any circumstance and only is reduced if it is found to be impaired. SFAS No. 142 is effective for fiscal years beginning after December 15, 2001, but earlier adoption is permissable under certain circumstances. The adoption of SFAS No. 142 is not expected to have any impact on the Company's financial statements.

3.   PROPERTY AND EQUIPMENT
----------------------------------------------------------------------------------------
                                                   Accumulated        Net Book Value
                                                  Depletion and  -----------------------
                                          Cost     Depreciation     2001         2000
                                       ----------  ------------  ----------   ----------
Petroleum and natural gas properties   $1,801,109      643,939    1,157,170    1,697,288
Office furniture                            3,194        2,360          834        1,042
Leasehold improvements                     34,356       34,356         --
                                       ----------   ----------   ----------   ----------

                                       $1,838,659      680,655    1,158,004    1,698,330
                                       ==========   ==========   ==========   ==========


4.   BANK LOANS
----------------------------------------------------------------------------------

                                                               2001        2000
                                                            ---------    ---------
Bank loan, secured by a charge on a property,
repayable in monthly instalments of U.S. $5,840 including
interest of 10%, maturing on July 27, 2001.                 $  19,742       40,968

Bank loan, secured by a charge on certain oil and gas
properties, repayable in interest only payments at a rate
of 7%, maturing on June 12, 2002.                              10,025       10,025

Bank loan, secured by a charge on certain properties,
repayable in monthly instalments of U.S. $4,503 including
interest of 10.5%, maturing on January 28, 2005. Balance
paid in full on January 2, 2001.                                 --        214,417
                                                            ---------    ---------

                                                               29,767      265,410
Balance due within next 12 months                             (29,767)    (130,290)
                                                            ---------    ---------

                                                            $    --      $ 135,120
                                                            =========    =========

During the year the Company paid $4,547 (2000: $33,063) in interest charges.



O.J. Oil and Gas Co., Inc.

NOTES TO FINANCIAL STATEMENTS continued


Years ended June 30, 2001 and 2000                                  U.S. Dollars


5.   DUE TO RELATED PARTIES
--------------------------------------------------------------------------------

The amounts due to the following affiliated companies have no terms of repayment and are non-interest bearing.

                                                       2001             2000
                                                   -----------      -----------

Due to US Oil and Gas Resources Inc.               $ 4,906,559        4,912,228
Due to Oak Hills Energy, Inc.                          553,945          430,862
Due from Thor Energy, Inc.                             (55,735)         (27,054)
                                                   -----------      -----------

                                                   $ 5,404,769        5,316,036
                                                   ===========      ===========


6.   SHARE CAPITAL
--------------------------------------------------------------------------------

The Company has authorized share capital of 1,000 (2000: 1,000) common shares with a par value of $0.01 per share. There are 250 (2000: 250) issued and outstanding.


7.   RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------

The Company had the following related party transactions:

a) Oil and gas operations are managed by the company's affiliated company, Oak Hills Energy, Inc.
b)   Amounts outstanding to related companies as described in Note 5.


8.   RECENT PRONOUNCEMENTS
--------------------------------------------------------------------------------

The financial Accounting Standards Board issued a pronouncement entitled "Accounting for Derivative Instruments and Hedging Activities" which the Company is required to adopt in the year ending June 15, 2000. The pronouncement requires all derivatives, including those embedded in other contracts, to be recorded on the balance sheet at fair value. The impact of this pronouncement on the Company's consolidated financial statements has not been determined.


9.   INCOME TAXES
--------------------------------------------------------------------------------

The Company had tax loss carryforwards that may be offset against future taxable income. No tax benefit has been reported in the financial statements as the Company believes the carryforwards will expire unused. Accordingly, the potential tax benefits of the tax losses has been offset by a valuation allowance of the same amount.

                           FINANCIAL STATEMENTS


                           THOR ENERGY, INC.

                           HOLDENVILLE, OKLAHOMA, USA

                           JUNE 30, 2001 AND 2000











                           1.  AUDITORS' REPORT

                           2.  STATEMENTS OF OPERATIONS

                           3.  BALANCE SHEETS

                           4.  STATEMENTS OF STOCKHOLDER'S EQUITY

                           5.  STATEMENTS OF CASH FLOWS

                           6.  NOTES TO FINANCIAL STATEMENTS

                               BEDFORD CURRY & CO.
                              CHARTERED ACCOUNTANTS

                                                         MICHAEL J. BEDFORD INC.


                                AUDITORS' REPORT







To the Shareholder and Directors of Thor Energy, Inc.

We have audited the balance sheets of Thor Energy, Inc. as at June 30, 2001 and 2000 and the statements of operations, stockholder's equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with United States generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at June 30, 2001 and 2000 and the results of its operations and its cash flows and the changes in stockholder's equity for the years then ended in accordance with United States generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has not generated sufficient cash flow from operations and has suffered operating losses since inception. These conditions raise substantial doubt about it's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




                                                  /s/ BEDFORD CURRY & CO.
                                                  -----------------------
Vancouver, British Columbia, Canada               BEDFORD CURRY & CO.
October 29, 2001                                  CHARTERED ACCOUNTANTS


Thor Energy, Inc.

STATEMENTS OF EARNINGS AND DEFICIT


Years ended June 30, 2001 and 2000                                          U.S. Dollars


                                                                  2001          2000
                                                              -----------    -----------
REVENUE

Oil and gas                                                   $   203,314        245,501

EXPENSES

Oil and gas production                                            351,139        264,678
Depletion and depreciation                                         46,256        274,427
Interest                                                            6,901         32,222
                                                              -----------    -----------

                                                                  404,296        571,327
                                                              -----------    -----------

Loss before other items                                          (200,982)      (325,826)

OTHER ITEMS

Provision for loss on marketable securities                       (20,600)       (37,532)
Loss on disposition of petroleum and natural gas properties      (181,753)      (202,030)
                                                              -----------    -----------

NET LOSS                                                         (403,335)      (565,388)

Deficit, beginning of year                                     (2,070,948)    (1,505,560)
                                                              -----------    -----------

DEFICIT, end of year                                          $(2,474,283)    (2,070,948)
                                                              ===========    ===========




Thor Energy, Inc.

BALANCE SHEETS


June 30, 2001 and 2000                                             U.S. Dollars


                                                       2001            2000
                                                    -----------     -----------
ASSETS

Current
    Cash                                            $      --                10
    Marketable securities                                13,200          33,800
                                                    -----------     -----------

                                                         13,200          33,810

Property and equipment [Note 3]                         429,566         857,575
                                                    -----------     -----------

                                                    $   442,766         891,385
                                                    ===========     ===========


LIABILITIES

Current
    Current portion of bank loans [Note 4]          $    19,831         130,290

Bank loans [Note 4]                                        --           135,201
Due to related parties [Note 5]                       2,897,208       2,696,832
                                                    -----------     -----------

                                                      2,917,039       2,962,323
SHAREHOLDERS' EQUITY

Share capital [Note 6]                                       10              10
Deficit                                              (2,474,283)     (2,070,948)
                                                    -----------     -----------

                                                     (2,474,273)     (2,070,938)
                                                    -----------     -----------

                                                    $   442,766         891,385
                                                    ===========     ===========



APPROVED ON BEHALF OF THE BOARD:


-----------------------------------          -----------------------------------
Director                                     Director




Thor Energy, Inc.

STATEMENTS OF STOCKHOLDER'S EQUITY


June 30, 2001 and 2000                                               U.S. Dollars


                               Common Stock
                         -------------------------    Accumulated
                           Number       Par value       Deficit         Total
                         -----------   -----------    -----------    -----------

Balance, June 30, 1999         1,000   $        10    $(1,505,560)   $(1,505,550)

2000
Net loss                        --            --         (565,388)      (565,388)
                         -----------   -----------    -----------    -----------

Balance, June 30, 2000         1,000            10     (2,070,948)    (2,070,938)

2001
Net loss                        --            --         (403,335)      (403,335)
                         -----------   -----------    -----------    -----------

                               1,000   $        10    $(2,474,283)   $(2,474,273)
                         ===========   ===========    ===========    ===========





Thor Energy, Inc.

STATEMENTS OF CASH FLOWS


Years ended June 30, 2001 and 2000                                           U.S. Dollars


                                                                     2001         2000
                                                                   ---------    ---------
OPERATIONS

Net loss                                                           $(403,335)    (565,388)
Items not involving cash:
    Depreciation and depletion                                        46,256      274,427
    Provision for loss on marketable securities                       20,600       37,532
    Loss on disposition of petroleum and natural gas properties      181,753      202,030
                                                                   ---------    ---------

                                                                    (154,726)     (51,399)
Changes in non-cash working capital items:
    Increase (decrease) in accounts receivable                          --         25,001
                                                                   ---------    ---------

                                                                    (154,726)     (26,398)
FINANCING

Decrease in amounts due to related parties                           200,375       77,666
Reduction in bank loans                                             (245,659)     (36,346)
                                                                   ---------    ---------

                                                                     (45,284)      41,320
INVESTING


Proceeds on disposition of  petroleum and natural gas properties     200,000         --
Acquisition of property and equipment                                   --        (14,920)
                                                                   ---------    ---------

                                                                     200,000      (14,920)
                                                                   ---------    ---------

Increase in cash                                                         (10)           2

Cash, beginning of year                                                   10            8
                                                                   ---------    ---------

CASH, end of year                                                  $    --             10
                                                                   =========    =========



Thor Energy, Inc.

NOTES TO FINANCIAL STATEMENTS


Years ended June 30, 2001 and 2000                                  U.S. Dollars


1.   NATURE OF OPERATIONS
--------------------------------------------------------------------------------

Thor Energy, Inc. was incorporated in Oklahoma, USA on November 5, 1993. The Company is a 100% owned subsidiary of a U.S. Oil and Gas Resources Inc, a Canadian public company listed on the Canadian Venture Exchange.

The Company is engaged in the petroleum and natural gas industry primarily in Oklahoma, USA.

The Company is in the process of developing its oil and gas properties and at June 30, 2001 had a working capital deficiency of $6,631 (2000: $96,480) and incurred an operating loss of $403,335 (2000: $565,388) for the years then ended. The Company's ability to continue its operations and to realize assets at their carrying values is dependent upon the continued support of its shareholders, obtaining additional financing and generating revenues sufficient to cover its operating costs.


2.   SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

The Company's financial statements are prepared in accordance with generally accepted accounting principles in the United States of America.

Petroleum and natural gas properties - The Company employs the full cost method of accounting for petroleum and natural gas properties whereby all costs relating to exploration and development of reserves are capitalized into geographical cost centres. Such costs include land acquisition costs, geological and geophysical costs, costs of drilling both productive and non-productive wells and related overhead.

Capitalized costs, excluding costs relating to unproven properties, are depleted using the unit-of-production method based on estimated proven reserves, as prepared by an independent engineer. For the purposes of the depletion calculation, proven reserves are converted to a common unit of measure on the basis of their approximate relative energy content.

In applying the full-cost method, the company performs a ceiling test to ensure that capitalized costs net of accumulated depletion do not exceed the estimated future net revenues from production of proven reserves. The carrying value of the properties is compared annually to estimated future net cash flows from production or proven reserves. Future net cash flow is estimated using discounted value of future net revenues from proven reserves, based on current prices and costs, less estimated future site restoration costs, general and administrative expenses, financing costs and income taxes.

Proceeds on disposal of properties are normally applied as a reduction of the capitalized costs without recognition of a gain or loss, except where such a disposal would alter the depletion rate by 20% or more.

Recent pronouncements - The Company has adopted the Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities. This statement, as amended by SFAS No. 137 and SFAS No. 138, establishes standards of accounting for and disclosures of derivative instruments and hedging activities. This statement requires all derivative instruments to be carried on the balance sheet at fair value. The impact of the adoption of FASB 133 on the Company's financial statements was insignificant.

Thor Energy, Inc.

NOTES TO FINANCIAL STATEMENTS continued


Years ended June 30, 2001 and 2000                                  U.S. Dollars


2.   SIGNIFICANT ACCOUNTING POLICIES (continued)
--------------------------------------------------------------------------------

Revenue recognition - The Company recognizes oil and gas revenue when product is shipped to, or collected, by customers.

Marketable securities - The Company records portfolio investments in marketable securities at market value, which is lower than cost.

Leasehold Improvements - Leasehold improvements are recorded at cost and depreciated over five years on a straight line basis.

Equipment - Equipment is recorded at cost and depreciated over its estimated life using the declining balance method at the following rates:
                      Computer equipment              30%
                      Office equipment                20%

One half of the above rates is applied in the year of acquisition.

Income taxes - Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes that enactment date.

Financial instruments - The Company's financial instruments consist of cash, marketable securities, accounts payable, bank loans and amounts due to related parties.

It is management's opinion that the Company is not exposed to significant interest or credit risks on its financial statements. Marketable securities are carried at fair value, which is less than cost. The fair value of the bank loans approximates their carrying value due to the cost of borrowing approximating the market rate for similar borrowing. The fair values of the Company's other financial instruments approximate their carrying values, unless otherwise noted.

Use of estimates in the preparation of financial statements - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reporting period. Actual results could differ from those estimates.

In July 2001, the Financial Accounting Standards Board issued SFAS No. 142, "Goodwill and Other Intangible Assets," which requires that goodwill not be amortized under any circumstance and only is reduced if it is found to be impaired. SFAS No. 142 is effective for fiscal years beginning after December 15, 2001, but earlier adoption is permissible under certain circumstances. The adoption of SFAS No. 142 is not expected to have any impact on the Company's financial statements.


Thor Energy, Inc.

NOTES TO FINANCIAL STATEMENTS continued


Years ended June 30, 2001 and 2000                                  U.S. Dollars


3.   PROPERTY AND EQUIPMENT
--------------------------------------------------------------------------------

                                                Accumulated    Net Book Value
                                               Depletion and -------------------
                                         Cost   Depreciation   2001       2000
                                       -------- ------------ --------   --------

Petroleum and natural gas properties   $832,512    405,180    427,332    848,341
Leasehold improvements                   34,356     32,638      1,718      8,589
Office furniture                          1,475        959        516        645
                                       --------   --------   --------   --------

                                       $868,343    438,777    429,566    857,575
                                       ========   ========   ========   ========


4.   BANK LOANS
-----------------------------------------------------------------------------------

                                                                2001        2000
                                                             ---------    ---------
Bank loan, secured by a charge on a property,
repayable in monthly installments of U.S. $5,840 including
interest of 10%, maturing on July 27, 2001.                  $  19,831       46,062

Bank loan, secured by a charge on certain properties,
repayable in monthly installments of U.S. $4,503 including
interest of 10.5%, maturing on January 28, 2005. Balance
paid in full on January 2, 2001.                                  --        219,429
                                                                19,831      265,491
                                                             ---------    ---------

Balance due within next 12 months                              (19,831)    (130,290)
                                                             ---------    ---------

                                                             $    --        135,201
                                                             =========    =========

During the year the Company paid $6,901 (2000: $32,222) in interest charges.


5.   DUE TO RELATED PARTIES
--------------------------------------------------------------------------------

The amounts due to the following affiliated companies have no terms of repayment and are non-interest bearing.

                                                         2001            2000
                                                      ----------      ----------

Due to U.S. Oil and Gas Resources Inc.                $2,132,836       2,145,064
Due to Oak Hills Energy, Inc.                            708,637         524,714
Due to OJ Oil and Gas Co., Inc.                           55,735          27,054
                                                      ----------      ----------

                                                      $2,897,208       2,696,832
                                                      ==========      ==========



Thor Energy, Inc.

NOTES TO FINANCIAL STATEMENTS continued


Years ended June 30, 2001 and 2000                                  U.S. Dollars


6.   SHARE CAPITAL
--------------------------------------------------------------------------------

The Company has authorized share capital of 1,000 (2000: 1,000) common shares with a par value of $0.01 per share. There are 1,000 (2000: 1,000) issued and outstanding.


7.   RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------

The Company had the following related party transactions:

a) Oil and gas operations are managed by the company's affiliated company, Oak Hills Energy, Inc.
b)   Amounts outstanding to related companies as described in Note 5.


8.   INCOME TAXES
--------------------------------------------------------------------------------

The Company has tax loss carryforwards that may be offset against future taxable income. No tax benefit has been reported in the financial statements as the Company believes the carryforwards will expire unused. Accordingly, the potential tax benefits of the tax losses has been offset by a valuation allowance of the same amount.

                              HADRO RESOURCES, INC.
                         (An Exploration Stage Company)

                 PRO-FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

                                   (Unaudited)















INTRODUCTION

PRO-FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

     -    FOR THE YEAR ENDED DECEMBER 31, 2000

     -    FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001

NOTES TO PRO-FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

HADRO RESOURCES, INC.
(An Exploration Stage Company)

PRO-FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000 AND THE NINE MONTHS ENDED SEPTEMBER 30,
2001
--------------------------------------------------------------------------------
(Unaudited)

INTRODUCTION

By agreement dated May 31, 2001 and effective August 29, 2001, Hadro Resources, Inc. ("Hadro" or the "Company"), incorporated December 2, 1997 in the State of Nevada, acquired 100% of the issued and outstanding shares of three wholly-owned subsidiaries of U.S. Oil and Gas Resources Inc. ("US Oil and Gas"), a British Columbia public company trading on the CDNX. The three subsidiaries (the "subsidiaries") acquired from US Oil and Gas are Oakhills Energy Inc. ("Oakhills"), Thor Energy Inc. ("Thor") and O.J. Oil & Gas Inc. ("OJ") each of which is a State of Oklahoma registered company.

In consideration for these acquisitions, Hadro issued 10,000,000 restricted shares of common stock to US Oil and Gas, representing approximately 43% of the resulting issued and outstanding shares, assumed a loan on behalf of US Oil and Gas of $78,203 and agreed to issue 500,000 restricted shares of common stock as a finder's fee.

This business combination has been accounted for using the purchase method of accounting. The excess of the purchase price over the book value of the subsidiaries' net assets acquired has been allocated to the carrying value of the oil and gas properties and will depleted using the unit-of-production method based on estimated remaining proven recoverable reserves.

This acquisition has been accounted for in Hadro's unaudited consolidated financial statements as at September 30, 2001 and for the nine months then ended included in the Company's September 30, 2001 filing on Form 10Q-SB. As this acquisition has previously been accounted for, these pro-forma consolidated financial statements include only pro-forma consolidated statements of operations.

These pro-forma consolidated statements of operations have been prepared to show the effect of the acquisition of the subsidiaries as if they had occurred at the beginning of each of the year ended December 31, 2000 and the nine months ended September 30, 2001 and have been prepared based on the following statements of operations:

Hadro     -    audited statement of operations for the year ended December 31,
               2000.
          -    unaudited consolidated statement of operations for the nine months ended September 30, 2001.
Oakhills  -    unaudited statement of operations for the year ended December 31,
               2000.
          -    unaudited statement of operations for the nine months ended
               September 30, 2001.
Thor      -    unaudited statement of operations for the year ended December 31,
               2000.
          -    unaudited statement of operations for the nine months ended
               September 30, 2001.
OJ        -    unaudited statement of operations for the year ended December 31,
               2000.
          -    unaudited statement of operations for the nine months ended
               September 30, 2001.

These pro-forma consolidated statements of operations should be read in conjunction with the audited financial statements of Oakhills, Thor and OJ, for the years ended June 30, 2001 and 2000, included in the Company's current filing on Form 8-K dated December 24, 2001 in which these pro-forma financial statements have been included.


HADRO RESOURCES INC.
(An Exploration Stage Company)

PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2000
-------------------------------------------------------------------------------------------------------------------
(unaudited)                                                                     (expressed in United States dollars)


                                          Hadro            Thor             OJ          Oak Hills         Hadro
                                                                                                        Combined
                                        31-Dec-00       31-Dec-00       31-Dec-00       31-Dec-00       31-Dec-00
                                       ------------    ------------    ------------    ------------    ------------
                                                                                         (Note 3)
OIL AND GAS REVENUE                    $       --      $    285,409    $    379,898    $       --      $    665,307
                                       ------------    ------------    ------------    ------------    ------------

OIL AND GAS EXPENSES
     Depletion                                 --           169,539         109,657            --           279,196
     Oil and gas lease costs                 17,885            --              --              --            17,885
     Oil and gas production expenses           --           452,591         533,274        (128,902)        856,963
                                       ------------    ------------    ------------    ------------    ------------

                                             17,885         622,130         642,931        (128,902)      1,154,044
                                       ------------    ------------    ------------    ------------    ------------

OPERATING INCOME (LOSS)                     (17,885)       (336,721)       (263,033)        128,902        (488,737)

GENERAL AND ADMINISTRATIVE EXPENSES         (93,543)        (25,845)        (25,853)       (149,812)       (295,053)
                                       ------------    ------------    ------------    ------------    ------------


NET LOSS FOR THE YEAR                  $   (111,428)   $   (362,566)   $   (288,886)   $    (20,910)   $   (783,790)
                                       ============    ============    ============    ============    ============


PRO-FORMA BASIC NET LOSS PER SHARE     $     (0.009)           --              --              --      $     (0.060)
                                       ============    ============    ============    ============    ============

PRO-FORMA WEIGHTED AVERAGE
     COMMON SHARES OUTSTANDING           13,054,200            --              --              --        13,054,200
                                       ============    ============    ============    ============    ============


Table continues on following page.



HADRO RESOURCES INC.
(An Exploration Stage Company)

PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2000 (continued)
---------------------------------------------------------------------------------------------------------
(unaudited)                                                           (expressed in United States dollars)


                                                                                               Pro-Forma
                                                  Pro-Forma Adjustments (Note 2)             Consolidated
                                                                                                 Hadro
                                           (a)          (b)         (c)            (d)        31-Dec-00
                                       ------------    ------   ------------    ----------   ------------

OIL AND GAS REVENUE                    $       --      $ --     $       --      $     --     $    665,307
                                       ------------    ------   ------------    ----------   ------------

OIL AND GAS EXPENSES
     Depletion                                 --        --          289,066          --          568,262
     Oil and gas lease costs                (17,885)     --             --            --             --
     Oil and gas production expenses           --        --             --            --          856,963
                                       ------------    ------   ------------    ----------   ------------

                                            (17,885)     --          289,066          --        1,425,225
                                       ------------    ------   ------------    ----------   ------------

OPERATING INCOME (LOSS)                      17,885      --         (289,066)         --         (759,918)

GENERAL AND ADMINISTRATIVE EXPENSES            --        --             --            --         (295,053)
                                       ------------    ------   ------------    ----------   ------------


NET LOSS FOR THE YEAR                  $     17,885    $ --     $   (289,066)   $     --     $ (1,054,971)
                                       ============    ======   ============    ==========   ============


PRO-FORMA BASIC NET LOSS PER SHARE             --        --             --            --     $     (0.045)
                                       ============    ======   ============    ==========   ============

PRO-FORMA WEIGHTED AVERAGE
     COMMON SHARES OUTSTANDING                 --        --             --      10,500,000     23,554,200
                                       ============    ======   ============    ==========   ============


  The accompanying notes are an integral part of this pro-forma consolidated statement of operations




HADRO RESOURCES INC.
(An Exploration Stage Company)

PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
-------------------------------------------------------------------------------------------------------------------
(unaudited)                                                                     (expressed in United States dollars)


                                          Hadro           Thor             OJ           Oak Hills         Hadro
                                                                                                        Combined
                                        30-Sep-01       30-Sep-01       30-Sep-01       30-Sep-01       30-Sep-01
                                       ------------    ------------    ------------    ------------    ------------
                                                                                         (Note 3)

OIL AND GAS REVENUE                    $     20,424    $     73,712    $    193,631    $       --      $    287,767
                                       ------------    ------------    ------------    ------------    ------------

OIL AND GAS EXPENSES
     Depletion                               25,500          46,584          98,376            --           170,460
     Oil and gas lease costs                  9,389            --              --              --             9,389
     Oil and gas production expenses         33,144          86,412         142,057        (122,053)        139,560
                                       ------------    ------------    ------------    ------------    ------------

                                             68,033         132,996         240,433        (122,053)        319,409
                                       ------------    ------------    ------------    ------------    ------------

OPERATING INCOME (LOSS)                     (47,609)        (59,284)        (46,802)        122,053         (31,642)

GENERAL AND ADMINISTRATIVE EXPENSES        (366,429)         (3,310)         (4,164)       (215,463)       (589,366)
                                       ------------    ------------    ------------    ------------    ------------


NET LOSS FOR THE PERIOD                $   (414,038)   $    (62,594)   $    (50,966)   $    (93,410)   $   (621,008)
                                       ============    ============    ============    ============    ============


PRO-FORMA BASIC NET LOSS PER SHARE     $     (0.029)           --              --              --      $     (0.044)
                                       ============    ============    ============    ============    ============

PRO-FORMA WEIGHTED AVERAGE
     COMMON SHARES OUTSTANDING           14,201,136            --              --              --        14,201,136
                                       ============    ============    ============    ============    ============


Table continues on following page.



HADRO RESOURCES INC.
(An Exploration Stage Company)

PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001 (continued)
---------------------------------------------------------------------------------------------------------------
(unaudited)                                                                 (expressed in United States dollars)


                                                                                                    Pro-Forma
                                                      Pro-Forma Adjustments (Note 2)               Consolidated
                                                                                                      Hadro
                                           (a)              (b)           (c)           (d)         30-Sep-01
                                       ------------    ------------    ----------   ------------   ------------

OIL AND GAS REVENUE                    $       --      $    (20,424)   $     --     $       --     $    267,343
                                       ------------    ------------    ----------   ------------   ------------

OIL AND GAS EXPENSES
     Depletion                                 --           (25,500)      186,827           --          331,787
     Oil and gas lease costs                   --              --            --             --            9,389
     Oil and gas production expenses           --           (33,144)         --             --          106,416
                                       ------------    ------------    ----------   ------------   ------------

                                               --           (58,644)      186,827           --          447,592
                                       ------------    ------------    ----------   ------------   ------------

OPERATING INCOME (LOSS)                        --            38,220      (186,827)          --         (180,249)

GENERAL AND ADMINISTRATIVE EXPENSES            --            36,734          --             --         (552,632)
                                       ------------    ------------    ----------   ------------   ------------


NET LOSS FOR THE PERIOD                $       --      $     74,954    $ (186,827)  $       --     $   (732,881)
                                       ============    ============    ==========   ============   ============


PRO-FORMA BASIC NET LOSS PER SHARE             --              --            --             --     $     (0.030)
                                       ============    ============    ==========   ============   ============

PRO-FORMA WEIGHTED AVERAGE
     COMMON SHARES OUTSTANDING                 --              --            --       10,500,000     24,701,136
                                       ============    ============    ==========   ============   ============



      The accompanying notes are an integral part of this pro-forma consolidated statement of operations




HADRO RESOURCES, INC.
(An Exploration Stage Company)

NOTES TO PRO-FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000 AND THE NINE MONTHS ENDED SEPTEMBER 30,
2001
--------------------------------------------------------------------------------
(Unaudited)


--------------------------------------------------------------------------------
NOTE 1 - ACQUISITION

By agreement between the Company and U.S. Oil and Gas, a British Columbia public company trading on the CDNX, dated May 31, 2001 and effective August 29, 2001, the Company acquired from US Oil and Gas three State of Oklahoma registered operating subsidiaries as follows: a 100% interest in Oakhills, a 100% interest in Thor and a 100% interest in OJ (the " Subsidiaries"). In consideration for these acquisitions, the Company issued 10,000,000 restricted shares of common stock to US Oil and Gas, representing approximately 43% of the resulting issued and outstanding shares, assumed a loan on behalf of US Oil and Gas of $78,203 and agreed to issue 500,000 restricted shares of common stock as a finder's fee.
The Operating Subsidiaries hold approximately 3,000 acres of oil and gas leases located in the State of Oklahoma and approximately 14 gas and 35 oil wells at various levels of production in addition to areas for future development.

This business combination has been accounted for using the purchase method of accounting and has been reflected in Hadro's unaudited consolidated financial statements as at September 30, 2001 and for the nine months then ended included in the Company's September 30, 2001 filing on Form 10Q-SB The purchase price has been allocated as follows:

        Assets acquired at fair value
             Current assets                                          $   145,542
             Oil and gas properties                                    3,769,108
                                                                     -----------

                                                                       3,914,650
        Less:  liabilities acquired at fair value
             Current liabilities                                        (329,351)
             Loans payable                                               (42,096)
                                                                     -----------

        Purchase price                                               $ 3,543,203
                                                                     ===========

The purchase price is made up as follows:

        10,000,000 shares paid to US Oil and Gas at $.33 per share   $ 3,300,000
        500,000 shares paid as a finder's fee at $.33 per share          165,000
        Loan assumed on behalf of US Oil and Gas                          78,203
                                                                     -----------

                                                                     $ 3,543,203
                                                                     ===========

The 500,000 shares payable as a finder's fee had not been issued as of September
30, 2001.




HADRO RESOURCES, INC.
(An Exploration Stage Company)

NOTES TO PRO-FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000 AND THE NINE MONTHS ENDED SEPTEMBER 30,
2001
--------------------------------------------------------------------------------
(Unaudited)


NOTE 2 - PRO-FORMA ADJUSTMENTS
-------------------------------------------------------------------------------------

(a)  Elimination of oil and gas lease costs

     The results of operations of Hadro reflect oil and gas lease costs relating to certain leases which the company is not intending to renew. These lease costs have been eliminated from the results of operations in each period as follows:

                                                  Year ended       Nine months ended
                                               December 31, 2000   September 30, 2001
                                               -----------------   ------------------

       Elimination of oil and gas lease costs      $17,885               $ 9,389
                                                   =======               =======


(b)  Elimination of consolidated results of operations

     The consolidated results of operations of Hadro for the nine months ended
     September 30, 2001 include the results of operations of Oakhills, Thor and OJ from the date of acquisition (August 29, 2001) to September 30, 2001.
     These amounts are otherwise included in the results of operations of each of the subsidiaries and have been eliminated as follows:

                                                Year ended       Nine months ended
                                             December 31, 2000   September 30, 2001
                                             -----------------   ------------------

       OIL AND GAS REVENUE                        $   --              $ 20,424
                                                  --------            --------

       OIL AND GAS EXPENSES
            Depletion                                 --                25,500
            Oil and gas production expenses           --                33,144
                                                  --------            --------

                                                      --                58,644
                                                  --------            --------

       OPERATING LOSS                                 --               (38,220)

       GENERAL AND ADMINISTRATIVE EXPENSES            --               (36,734)
                                                  --------            --------

       NET LOSS FOR PERIOD                        $   --              $(74,954)
                                                  ========            ========





HADRO RESOURCES, INC.
(An Exploration Stage Company)

NOTES TO PRO-FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000 AND THE NINE MONTHS ENDED SEPTEMBER 30,
2001
--------------------------------------------------------------------------------
(Unaudited)


NOTE 2 - PRO-FORMA ADJUSTMENTS (cont'd)
--------------------------------------------------------------------------------

(c)  Record additional depletion

     As outlined in Note 1, the excess of the purchase price over the book value of the subsidiaries' net assets acquired has been allocated to the carrying value of the oil and gas properties. The resulting consolidated carrying value of the oil and gas properties exceeds the combined book values of the oil and gas properties of Oakhills, Thor and OJ. The pro-forma results of operations has been adjusted such that the total depletion recorded in each period is based on the consolidated carrying value of the oil and gas properties. The estimated depletion for each period, using the unit-of-production method based on estimated remaining proven recoverable reserves is as follows:

                                                            Year ended       Nine months ended
                                                         December 31, 2000   September 30, 2001
                                                         -----------------   ------------------

       Preliminary combined depletion                        $ 279,196            $ 170,460

       Pro-forma adjustment - Note 2(b) (above)                   --                (25,500)

       Consolidated depletion adjustment                       289,066              186,827
                                                             ---------            ---------

       Pro-forma consolidated depletion for the period       $ 568,262            $ 331,787
                                                             =========            =========


(d)  Weighted average number of common shares outstanding

     In determining the pro-forma basic net loss per share for each period, the weighted average number of common shares outstanding has been adjusted to reflect the shares of common stock issued in connection with the acquisitions. The issuances have been recorded as if they had occurred at the beginning of each of the year ended December 31, 2000 and the nine months ended September 30, 2001 as follows:

                                                                            Year ended      Nine months ended
                                                                        December 31, 2000   September 30, 2001
                                                                        -----------------   ------------------

       Weighted average number of common shares outstanding
            As previously reported                                          13,054,200          14,201,136

       Shares issued to US Oil and Gas                                      10,000,000          10,000,000

       Shares to be issued as finders' fee                                     500,000             500,000
                                                                            ----------          ----------

       Pro-forma Weighted average number of common shares outstanding       23,554,200          24,701,136
                                                                            ==========          ==========


NOTE 3 - INTERCOMPANY COST RECOVERIES
--------------------------------------------------------------------------------

Certain general and administrative cost are incurred by Oakhills on behalf of OJ and Thor. These costs have been shown as oil and gas production expenses in OJ and Thor. The cost recovery recorded in Oakhills has been shown as a reduction of these oil and gas production expenses in arriving at the combined totals and as a result, no pro-forma adjustment is required to eliminate these intercompany transactions.
